EXHIBIT 10.1.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is dated as of February 14, 2003, among Sunoco Logistics Partners Operations L.P., a Delaware limited partnership, as borrower (the “Borrower”), the undersigned Guarantors, the lenders party to the Credit Agreement described below (collectively, the “Lenders”), Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and letter of credit issuer (in such capacity, the “L/C Issuer”), and Barclays Bank PLC and Key Bank, National Association (each, a “New Lender,” and collectively, the “New Lenders”).

INTRODUCTION

A.    The Borrower, the Administrative Agent, and the Lenders are parties to the Credit Agreement dated as of February 1, 2002 (as renewed, extended, amended or restated from time to time, the “Credit Agreement”).

B.    The Borrower has requested that the Lenders agree to (i) increase the Aggregate Committed Sum under the Credit Agreement to $200,000,000 and have the New Lenders assume the increased amount of the Aggregate Committed Sum, and (ii) at the Borrower’s request, permit any Lender to increase its Committed Sum or any Eligible Assignee (other than a Lender) to become a Lender so long as the Aggregate Committed Sum under the Credit Agreement does not exceed $250,000,000.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the L/C Issuer, the Lenders, and the New Lenders hereby agree as follows:

Section 1.    Definitions.    Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

Section 2.    Amendments.    Each party hereto agrees as follows:

(a)    From and after the date upon which this Amendment becomes effective (the “Effective Date”), (i) the Aggregate Committed Sum under the Credit Agreement shall be increased from $150,000,000 to $200,000,000, (ii) each New Lender shall be a Lender with all rights, powers, and privileges attendant thereto and each shall have a Committed Sum as set forth on Schedule 2.01 attached hereto, and (iii) each other Lender’s Committed Sum shall remain unchanged. From and after the Effective Date, each reference in the Credit Agreement, including the Schedules and Exhibits thereto, to “$150,000,000” shall be deemed to be and shall be a reference to “$200,000,000”.

(b)    Schedule 2.01 attached to the Credit Agreement is hereby deleted and a revised Schedule 2.01 attached hereto shall be deemed to be, and shall be, attached to the Credit Agreement as Schedule 2.01 thereto.

(c)    The following is hereby added in its entirety as Section 2.13 to the Credit Agreement:

“2.13    Increase in Aggregate Committed Sum.

(a)    Provided there exists no Default or Event of Default, the Borrower may from time to time provide notice to the Administrative Agent (who shall promptly notify the Lenders) that (i) a Lender has agreed to increase its Committed Sum under the Credit Agreement, or (ii) an

Eligible Assignee (other than a Lender) has agreed to become a Lender pursuant a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel; provided, that the Aggregate Committed Sum may at no time exceed $250,000,000. No Lender is obligated to increase its Committed Sum at any time pursuant to this Section 2.13.

(b)    If the Aggregate Committed Sum is increased in accordance with this Section 2.13, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of such increase and the Increase Effective Date. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower and of each Guarantor dated as of the Increase Effective Date signed by a Responsible Officer of each such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Extension Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.13, the representations and warranties contained in Section 5.05(a) shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (b) and (c), respectively, of Section 6.01, and (B) no Default or Event of Default exists. The Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the Aggregate Committed Sum under this Section 2.13.

(c)    This Section 2.13 shall supersede any provisions in Sections 2.12 or 10.01 to the contrary.”

Section 3.    Acknowledgment and Ratification.    As a material inducement to the Administrative Agent, the L/C Issuer, the Lenders and the New Lenders to execute and deliver this Amendment, the Borrower and each Guarantor each (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect. Each Guarantor ratifies the Guaranty executed by it and confirms that such Guaranty remains in full force and effect.

Section 4.    Borrower’s and Guarantors’ Representations and Warranties.    As a material inducement to the Administrative Agent, the L/C Issuer, the Lenders and the New Lenders to execute and deliver this Amendment, the Borrower and each Guarantor each represent and warrant to the Lenders and the New Lenders (with the knowledge and intent that the Lenders and the New Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Credit Agreement and other Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Section 5.    Administrative Agent, L/C Issuer and Lenders Make No Representations or Warranties.    The Administrative Agent, the L/C Issuer and the Lenders (a) make no representation or warranty and assume no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability,

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genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto; and (b) make no representation or warranty and assume no responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

Section 6.    New Lenders’ Representations, Warranties, Covenants, and Agreements.    Each New Lender (a) confirms that it has received a copy of the Credit Agreement, the Guaranties and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender party to the Credit Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints or authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, and (e) specifies as its lending office and address for notices the offices set forth on the Administrative Details Form provided to the Administrative Agent.

Section 7.    Effectiveness.    This Amendment shall become effective and the Credit Agreement shall be amended as provided in this Amendment as of the date upon which the Borrower and the Lenders receive notice from the Administrative Agent that the following conditions have been satisfied: (a) the Borrower, the Guarantors, the New Lenders, the L/C Issuer and the Lenders have executed and delivered this Amendment to the Administrative Agent, (b) the Administrative Agent has received such certificates of resolutions or other action, incumbency certificates and/or other certificates of officers of the Borrower and the Guarantors as the Administrative Agent requires to establish the identities of and verify the authority and capacity of each officer thereof authorized to execute and deliver this Amendment, and has received copies of any amendments to the previously-delivered Organization Documents of the Borrower and the Guarantors, certified by an appropriate officer, and (c) the Administrative Agent has received an opinion of counsel to the Borrower and the Guarantors that this Amendment has been duly authorized, executed and delivered to the Administrative Agent by the Borrower and the Guarantors.

Section 8.    Payment of Fees and Expenses.    The Borrower shall pay all costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Section 9.    Effect on Loan Documents.

(a)  The Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument. Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended, including the waiver of any Event of Default.

(b)  Upon the effectiveness of this Amendment, on and after the Effective Date, each reference in the Credit Agreement and the other documents delivered in connection therewith to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit

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Agreement in any such document or in any other document delivered in connection therewith, shall mean and be a reference to such agreement, as amended hereby.

(c)  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 10.    Choice of Law.    This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 11.    Counterparts.    This Amendment may be signed in any number of counterparts, each of which shall be an original, but all counterparts shall together constitute one and the same instrument.

Section 12.    Entire Agreement.    This Amendment represents the final agreement between the parties about the subject matter of this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Remainder of Page Intentionally Blank

Signature Pages to Follow

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P., as Borrower

By:	SUNOCO LOGISTICS PARTNERS GP LLC, its General Partner

By:	/s/ PAUL MULHOLLAND
	Name:	PAUL MULHOLLAND
	Title:	TREASURER

GUARANTORS:

SUNOCO LOGISTICS PARTNERS L.P., a Delaware limited partnership, as a Guarantor

By:	SUNOCO PARTNERS LLC, its General Partner

By:	/s/ PAUL MULHOLLAND
	Name:	PAUL MULHOLLAND
	Title:	TREASURER

SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ PAUL MULHOLLAND
	Name:	PAUL MULHOLLAND
	Title:	TREASURER

SUNOCO PARTNERS MARKETING & TERMINALS L.P., a Texas limited partnership, as a Guarantor

By:	SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC, a Delaware limited liability company, its General Partner

By:	/s/ PAUL MULHOLLAND
	Name:	PAUL MULHOLLAND
	Title:	TREASURER

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

SUNOCO PIPELINE L.P., a Texas limited partnership, as a Guarantor

By:	SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC, a Delaware limited liability company, its General Partner

By:	/s/ PAUL MULHOLLAND
Name: PAUL MULHOLLAND Title: TREASURER

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent, a Lender and L/C Issuer

By:	/s/ RONALD E. MCKAIG
Ronald E. McKaig Managing Director

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC
By: /s/ NICHOLAS A. BELL
Name: Nicholas A. Bell
Title: Director

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ GORDON DEKUYPER
Name: Gordon DeKuyper Title: Vice President

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE FIRST BOSTON

By:	/s/ S. WILLIAM FOX
Name: S. William Fox Title: Director

By:	/s/ IAN NALITT
Name: Ian Nalitt Title: Associate

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank)

By:	/s/ RUSSELL T. CLINGMAN
Name: Russell T. Clingman Title: Director

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank)

By:	/s/ RUSSELL T. CLINGMAN
Name: Russell T. Clingman Title: Director

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ LAWRENCE A. MACK
	Name:	Lawrence A. Mack
	Title:	Senior Vice President

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ SUZANNE FLYNN
	Name:	Suzanne Flynn
	Title:	Authorized Signatory

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

By:	/s/ PATRICIA O’KICKI
Name: Patricia O’Kicki Title: Director Banking Products Services

By:	/s/ SUSAN BRUNNER
Name: Susan Brunner Title: Associate Director Banking Products Services, US

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

FIRST AMENDMENT TO CREDIT AGREEMENT

SCHEDULE 2.01

COMMITTED SUMS

Lender	Committed Sum
Bank of America, N.A.	$30,000,000
Wachovia Bank, National Association	$30,000,000
Credit Suisse First Boston	$25,000,000
Lehman Commercial Paper Inc.	$25,000,000
Barclays Bank PLC	$25,000,000
KeyBank National Association	$25,000,000
Citibank, N.A.	$20,000,000
UBS AG, Stamford Branch	$20,000,000
Aggregate Committed Sum:	$200,000,000